UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-03196

Cash Reserve Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	03/31

Date of reporting period:	03/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

MARCH 31, 2006

Annual Report to Shareholders

DWS Cash Reserve Prime Shares

(formerly Scudder Cash Reserve Prime Shares)

Classes A, B and C

Table of Contents

DWS Cash Reserve Prime Shares

Portfolio Management Review 4

Information About Your Fund's Expenses 6

Investment Summary 7

Investment Portfolio 8

Statement of Assets and Liabilities 11

Statement of Operations 13

Statement of Changes in Net Assets 14

Financial Highlights 15

Notes to Financial Statements 17

Report of Independent Registered Public Accounting Firm 23

Tax Information 24

Other Information  25

Directors and Officers  26

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, talk to your financial representative or call Shareholder Services at (800) 621-1048. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read this fund's prospectus for specific details regarding its risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

In the following interview, Portfolio Manager Geoffrey Gibbs discusses the market environment and the portfolio team's approach to managing DWS Cash Reserve Prime Shares of the Prime Series (the "portfolio") during the fund's most recent fiscal year ended March 31, 2006.

Q:  Will you discuss the market environment for the fund during its most recent fiscal year?

A:  Over the 12 months ended March 31, 2006, the US economy showed its resiliency, despite devastating hurricanes in the southern United States and continual increases in energy prices. Monthly job growth was the most important economic indicator for the money markets as the year began, but the market's focus gradually shifted to a careful watch for signs of increasing inflation. Going forward, the markets will be watching closely for any changes in monetary policy from the new Fed chairman Ben Bernanke.

1 The yield curve is a graph with a left to right line that shows how high or low yields are, from the shortest to the longest maturities. Typically the line rises from left to right as investors who are willing to tie up their money for a longer period of time are rewarded with higher yields.

During the period, the US Federal Reserve Board (the Fed) continued its policy of increasing short-term interest rates in an attempt to undo the easing of monetary policy that occurred up until June 2004. The Fed raised the federal funds rate — the overnight rate charged by banks when they borrow money from each other, which guides other interest rates — to 4.75% in eight quarter- percentage-point increments over the 12-month period. Despite the increases in the federal funds rate, longer-term yields remained low for most of the period, creating a relatively flat yield curve.1 Throughout 2005 and early 2006 the Fed repeated its statements that additional rate increases might be needed going forward to keep the risks to economic growth and price stability in balance.

At the end of March 2006, the one-year London Interbank Offered Rate (LIBOR), an industry standard for measuring one-year money market rates, stood at 5.25%, compared to 3.85% 12 months earlier. The premium level of LIBOR (which is set by the market) over the federal funds rate (which is fixed by the Fed) of 4.75% demonstrated the market's concern that the Fed may raise short-term interest rates at least one to two more times in order to stave off any resurgence of inflation. At the same time, there is a sense within the market that 2006 will be a year of transition, that the Fed will probably discontinue its rate increases this year, and that investors will be looking to see how well Bernanke can fine-tune the economy by utilizing the Fed's control over short-term rates.

Q:  How did the fund perform over its most recent fiscal year?

A:  We were able to maintain a competitive yield in DWS Cash Reserve Prime Shares. (All performance is historical and does not guarantee future results. Yields fluctuate and are not guaranteed.)

Q:  In light of market conditions during the period, what has been the strategy for the Prime Series?

A:  During the period, our strategy was to keep the fund's average maturity relatively short in order to help reduce risk, limiting our purchases, for the most part, to three-month maturity issues and shorter. For the period, we maintained a significant allocation in floating-rate securities. The interest rate of floating rate securities adjusts periodically based on indices (such as the LIBOR) and the federal funds rate. Because the interest rates of these instruments adjust as market conditions change, they provide flexibility in an uncertain interest rate environment. Our decision to maintain a significant allocation in this sector helped the fund's performance during the period.

Q:  What detracted from performance during the period?

A:  Following Hurricanes Katrina and Wilma there was concern that the US economy would falter and that the Fed might halt its series of federal funds rate increases — at least temporarily — so as not to

7-Day Current Yield	(as of 3/31/06)

Class A Shares* iMoneyNet First Tier Retail Money Funds Average**	3.86% 3.87%
Yields are historical, will fluctuate and do not guarantee future performance. Please call (800) 621-1048 for the Fund's most up-to-date performance.
* The 7-day current yield refers to the income paid by the fund over a 7-day period expressed as an annual percentage rate.
** Money Fund Report Averages, a service of iMoneyNet, Inc., are averages for categories of similar money market funds.

further restrain growth. For this reason, we extended the fund's maturity slightly in early fall 2005. Instead of faltering, the economy continued to perform well, however, and the Fed kept raising rates. For this reason, our decision to briefly extend maturity detracted somewhat from the fund's yield and total return during the period.

Q:  Will you describe your investment philosophy?

A:  We continue our insistence on the highest credit quality within the fund. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the fund and to seek competitive yield for our shareholders.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class C shares of the Fund limited these expenses; had it not done so, expenses would have been higher. The table is based on an investment of $1,000 made at the beginning of the six-month period ended March 31, 2006.

The table illustrates your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2006
Actual Fund Return	Class A	Class B	Class C
Beginning Account Value 10/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/06	$ 1,016.70	$ 1,007.30	$ 1,000.20
Expenses Paid per $1,000*	$ 4.68	$ 13.46	$ 20.94
Hypothetical 5% Fund Return	Class A	Class B	Class C
Beginning Account Value 10/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/06	$ 1,020.29	$ 1,011.52	$ 1,003.99
Expenses Paid per $1,000*	$ 4.68	$ 13.49	$ 20.98
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C
Prime Series	.93%	2.69%	4.20%

For more information, please refer to the Fund's prospectus.

Investment Summary

Prime Series

Asset Allocation	3/31/06	3/31/05

Commercial Paper	42%	30%
Short Term Notes	22%	19%
Repurchase Agreements	14%	22%
Certificates of Deposit and Bank Notes	12%	18%
Funding Agreements	3%	2%
Promissory Notes	3%	3%
Master Notes	2%	2%
US Government Sponsored Agencies	1%	4%
Asset Backed	1%	—
	100%	100%
Weighted Average Maturity
Cash Reserve Fund, Inc. — Prime Series	36 days	38 days
iMoneyNet First Tier Retail Money Funds Average*	38 days	36 days
* The Funds are compared to their respective iMoneyNet category: First Tier Retail Money Funds Average — Category includes a widely-recognized composite of money market funds that invest in only first tier (highest rating) securities; Treasury Retail Money Funds Average — Category includes only retail funds that hold 100% in US Treasuries; National Tax-Free Retail Money Funds Average — Category consists of all national tax-free and municipal retail funds.

Asset allocation is subject to change. For more complete details about the Funds' holdings, see pages 8-10. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Other Information section for contact information.

Investment Portfolio as of March 31, 2006

Prime Series	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 12.9%
Bank of Novia Scotia, 4.8%, 5/10/2006	25,000,000	25,000,000
Bank of Tokyo-Mitsubishi-UFJ, Ltd., 4.8%, 5/10/2006	35,000,000	35,000,000
Calyon, 3.685%, 6/2/2006	25,000,000	25,000,000
HBOS Treasury Services PLC:
3.8%, 7/10/2006	70,000,000	70,000,000
4.75%, 12/4/2006	5,000,000	5,000,000
5.0%, 2/12/2007	10,000,000	10,000,000
International Bank for Reconstruction & Development, 4.65%, 4/3/2006	396,000	395,898
Natexis Banque Populaires:
5.0%, 2/8/2007	20,000,000	20,000,000
5.0%, 2/9/2007	10,000,000	10,000,000
Norinchukin Bank, 4.83%, 5/2/2006	20,000,000	20,000,000
Royal Bank of Canada:
4.05%, 7/24/2006	15,000,000	15,000,000
4.775%, 12/1/2006	25,000,000	25,000,808
Royal Bank of Scotland PLC, 4.75%, 12/4/2006	45,000,000	45,000,000
Toronto Dominion Bank:
3.75%, 5/16/2006	10,000,000	9,999,880
3.8%, 7/10/2006	25,000,000	25,000,000
Total Certificates of Deposit and Bank Notes (Cost $340,396,586)		340,396,586

Commercial Paper** 43.9%
American General Finance Corp., 4.9%, 4/3/2006	31,270,000	31,261,488
Apreco, LLC, 4.84%, 4/3/2006	83,300,000	83,277,602
AT&T, Inc.:
4.79%, 4/27/2006	15,000,000	14,948,108
4.86%, 4/3/2006	3,000,000	2,999,190
Atlantis One Funding Corp.:
4.54%, 4/3/2006	20,000,000	19,994,956
4.56%, 4/6/2006	9,000,000	8,994,300
Caisse Nationale des Caisses D'Epargne et Prevoyan, 4.635%, 7/31/2006	25,000,000	24,610,531
Cancara Asset Securitization LLC, 4.775%, 4/7/2006	30,000,000	29,976,125
Chariot Funding LLC, 4.78%, 4/28/2006	11,430,000	11,389,024
Charta, LLC, 4.84%, 4/3/2006	125,000,000	124,966,389
Ciesco, LLC, 4.84%, 4/3/2006	125,000,000	124,966,389
CIT Group, Inc., 4.56%, 4/4/2006	10,000,000	9,996,200
Clipper Receivables Co. LLC, 4.66%, 4/7/2006	617,000	616,521
Cloverleaf International Holdings SA, 4.84%, 4/3/2006	10,100,000	10,097,284
Concentrate Manufacturing Co. of Ireland, 4.64%, 4/12/2006	10,000,000	9,985,822
Davis Square Funding VI Corp., 4.81%, 5/4/2006	10,000,000	9,955,908
Dexia Delaware LLC, 4.8%, 4/5/2006	15,000,000	14,996,000
Falcon Asset Securitization Corp., 4.78%, 5/1/2006	11,015,000	10,971,124
Giro Funding US Corp.:
4.8%, 5/9/2006	15,000,000	14,924,000
4.8%, 5/10/2006	20,000,000	19,896,000
Grampian Funding Ltd., 4.5%, 4/19/2006	45,000,000	44,898,750
Greyhawk Funding LLC:
4.735%, 5/10/2006	20,000,000	19,897,408
4.77%, 5/10/2006	5,300,000	5,272,612
4.78%, 5/1/2006	20,000,000	19,920,333
HSBC Finance Corp., 4.9%, 4/3/2006	30,000,000	29,991,833
Lake Constance Funding LLC, 4.78%, 4/25/2006	20,000,000	19,936,267
Liberty Street Funding:
4.55%, 4/5/2006	20,000,000	19,989,889
4.75%, 4/21/2006	20,000,000	19,947,222
4.78%, 5/1/2006	15,262,000	15,201,206
4.78%, 5/10/2006	22,939,000	22,820,214
Links Finance LLC, 4.85%, 4/3/2006	12,540,000	12,536,621
Mane Funding Corp., 4.75%, 4/24/2006	25,000,000	24,924,132
Nieuw Amsterdam Receivables Corp., 4.78%, 4/25/2006	15,000,000	14,952,200
Park Avenue Receivables Co. LLC, 4.66%, 4/7/2006	3,593,000	3,590,209
Rabobank USA Financial Corp., 4.84%, 4/3/2006	27,000,000	26,992,740
Ranger Funding Co. LLC, 4.78%, 5/3/2006	15,000,000	14,936,267
RWE AG:
4.755%, 5/10/2006	14,000,000	13,927,883
4.8%, 5/1/2006	15,000,000	14,944,000
Scaldis Capital LLC, 4.77%, 4/25/2006	50,000,000	49,841,000
Sysco Corp., 4.85%, 4/3/2006	8,039,000	8,036,834
Tango Finance Corp., 4.57%, 4/12/2006	20,000,000	19,972,072
The Goldman Sachs Group, Inc., 4.83%, 4/3/2006	29,000,000	28,992,218
Total Capital SA, 4.85%, 4/3/2006	93,047,000	93,021,929
UBS Finance (DE) LLC, 4.77%, 5/10/2006	30,000,000	29,844,975
Total Commercial Paper (Cost $1,153,211,775)		1,153,211,775

Short Term Notes* 22.8%
Alliance & Leicester PLC, 4.68%, 12/1/2006	20,000,000	20,000,000
American Express Credit Corp., 4.651%, 1/9/2007	9,000,000	8,999,259
BMW US Capital LLC, 144A, 4.72%, 4/18/2006	10,000,000	10,000,000
BNP Paribas, 4.79%, 10/26/2006	20,000,000	20,000,000
Cancara Asset Securitization LLC, 144A, 4.7%, 8/15/2006	20,000,000	19,998,488
CIT Group, Inc., 4.948%, 2/15/2007	23,000,000	23,040,019
Credit Suisse:
4.93%, 9/26/2006	25,000,000	25,000,000
4.79%, 9/26/2006	25,000,000	25,000,000
Greenwich Capital Holdings:
4.74%, 6/20/2006	23,000,000	23,000,000
4.788%, 10/2/2006	20,000,000	20,000,000
HSBC Bank USA, NA, 4.72%, 5/4/2006	25,000,000	25,001,055
HSBC Finance Corp., 4.69%, 10/27/2006	75,000,000	75,027,760
International Business Machine Corp., 4.68%, 4/5/2007	20,000,000	20,000,000
JPMorgan Chase & Co., 4.45%, 8/11/2006	20,000,000	20,010,707
K2 (USA) LLC, 4.8%, 7/24/2006	20,000,000	20,003,390
Merrill Lynch & Co., Inc.:
4.72%, 2/2/2007	15,000,000	15,000,000
4.728%, 9/15/2006	20,000,000	20,000,000
Morgan Stanley, 4.86%, 7/10/2006	30,000,000	30,000,000
Pfizer Investment Capital PLC, 4.708%, 12/15/2006	20,000,000	20,000,000
Skandinaviska Enskilda Banken, 4.681%, 2/9/2007	10,000,000	10,000,000
Tango Finance Corp.:
144A, 4.710%, 9/18/2006	33,500,000	33,499,584
4.733%, 2/15/2007	50,000,000	50,002,011
The Bear Stearns Companies, Inc., 4.935%, 9/18/2006	50,000,000	50,000,000
The Goldman Sachs Group, Inc., 4.94%, 8/18/2006	15,000,000	15,011,127
Total Short Term Notes (Cost $598,593,400)		598,593,400
Master Notes 1.9%
The Bear Stearns Companies, Inc., 5.0%*, 4/1/2006 (a) (Cost $50,000,000)	50,000,000	50,000,000
US Government Sponsored Agencies 0.9%
Federal National Mortgage Association, 4.05%, 8/14/2006 (Cost $25,000,000)	25,000,000	25,000,000

Funding Agreements 3.2%
Genworth Life Insurance Co.:
4.9%*, 9/1/2006	45,000,000	45,000,000
4.9%*, 3/1/2007	20,000,000	20,000,000
New York Life Insurance Co., 4.57%*, 9/19/2006	20,000,000	20,000,000
Total Funding Agreements (Cost $85,000,000)		85,000,000

Asset Backed 0.8%
Permanent Financing PLC, "1A", Series 8, 4.38%*, 6/10/2006 (Cost $20,000,000)	20,000,000	20,000,000

Promissory Notes 2.7%
The Goldman Sachs Group, Inc.:
4.77%*, 11/13/2006	50,000,000	50,000,000
4.86%*, 6/30/2006	20,000,000	20,000,000
Total Promissory Notes (Cost $70,000,000)		70,000,000

Repurchase Agreements 14.4%
Merrill Lynch & Co., Inc., 4.85%, dated 3/31/2006, to be repurchased at $150,060,625 on 4/3/2006 (b)	150,000,000	150,000,000
UBS Securities LLC, 4.83%, dated 3/31/2006, to be repurchased at $227,575,853 on 4/3/2006 (c)	227,484,291	227,484,291
Total Repurchase Agreements (Cost $377,484,291)		377,484,291
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,719,686,052)+	103.5	2,719,686,052
Other Assets and Liabilities, Net	(3.5)	(92,220,880)
Net Assets	100.0	2,627,465,172
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2006.
** Annualized yield at the time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $2,719,686,052.
(a) Reset date; not maturity date.
(b) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)

115,711,486	Federal National Mortgage Association	4.5-10.5	11/1/2010-3/1/2036	113,698,041
40,709,847	Federal Home Loan Mortgage Corp.	4.0-8.5	5/1/2006-3/1/2036	40,805,305
Total Collateral Value				154,503,346
(c) Collateralized by $238,914,954 Federal Home Loan Mortgage Corp., with various coupon rates from 3.5 — 10.0%, with various maturities, from 5/1/2006 — 3/1/2036, with a value of $234,311,918.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statements of Assets and Liabilities as of March 31, 2006
Assets	Prime Series
Investments: Investments, at amortized cost	$ 2,342,201,761
Repurchase agreements, at amortized cost	377,484,291
Total Investments, at amortized cost	2,719,686,052
Interest receivable	9,131,165
Receivable for Fund shares sold	115,588
Other assets	64,239
Total assets	2,728,997,044
Liabilities
Due to custodian bank	49,621,143
Dividend payable	1,647
Payable for investments purchased	50,343,828
Accrued management fee	665,264
Other accrued expenses and payables	899,990
Total liabilities	101,531,872
Net assets	$ 2,627,465,172
Composition of Net Assets
Accumulated distributions in excess of net investment income	(365,982)
Paid-in capital	2,627,831,154
Net assets	$ 2,627,465,172

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities as of March 31, 2006 (continued)
Net Asset Value	Prime Series
Computation of Net Asset Value, Offering and Redemption Price Per Share
Prime Shares Net assets	$ 2,035,224,145
Shares of capital stock outstanding	2,035,205,255
Net asset value per share	$ 1.00
Prime Institutional Shares Net assets	$ 588,333,666
Shares of capital stock outstanding	588,354,541
Net asset value per share	$ 1.00
Class A Shares Net assets	$ 3,610,539
Shares of capital stock outstanding	3,612,883
Net asset value per share	$ 1.00
Class B Shares Net assets	$ 202,562
Shares of capital stock outstanding	202,102
Net asset value per share	$ 1.00
Class C Shares Net assets	$ 94,260
Shares of capital stock outstanding	94,395
Net asset value per share	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statements of Operations for the year ended March 31, 2006
Investment Income	Prime Series
Interest	$ 93,941,017
Expenses:
Management fee	6,709,019
Services to shareholders	1,606,283
Custodian and accounting fees	263,345
Distribution fees	6,626,338
Auditing	48,225
Legal	30,221
Directors' fees and expenses	105,731
Reports to shareholders	82,798
Registration fees	71,474
Other	111,025
Total expenses	15,654,459
Less: fee waivers and/or expense reimbursements	(33,413)
Net expenses	15,621,046
Net investment income	78,319,971
Net realized gain (loss) on investment transactions	16,783
Net increase (decrease) in net assets from operations	$ 78,336,754

The accompanying notes are an integral part of the financial statements.

Prime Series

Statement of Changes in Net Assets
	Years Ended March 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income	$ 78,319,971	$ 30,807,263
Net realized gain (loss)	16,783	2,589
Net increase (decrease) in net assets resulting from operations	78,336,754	30,809,852
Distributions to shareholders from: Net investment income: Prime Shares	(62,826,598)	(25,878,034)
Prime Institutional Shares	(15,380,149)	(5,445,641)
Class A Shares	(99,570)	(31,077)
Class B Shares	(13,615)	(5,668)
Class C Shares	(39)	(59)
Quality Shares	—	(1,264)
Total distributions	(78,319,971)	(31,361,743)
Fund share transactions: (at net asset value of $1.00 per share) Proceeds from shares sold	5,138,031,468	3,646,713,349
Reinvestment of distributions	78,296,881	31,337,109
Cost of shares redeemed	(5,211,779,739)	(4,128,056,451)
Net increase (decrease) in net assets from Fund share transactions	4,548,610	(450,005,993)
Increase (decrease) in net assets	4,565,393	(450,557,884)
Net assets at beginning of period	2,622,899,779	3,073,457,663
Net assets at end of period (including accumulated distributions in excess of net investment income of $365,982 and $421,836, respectively)	$ 2,627,465,172	$ 2,622,899,779

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended March 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.0281	.0084	.0035	.0114	.0277
Less: Distributions from net investment income	(.0281)	(.0084)	(.0035)	(.0114)	(.0277)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	2.85	.85	.35	1.14	2.80
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in thousands)	3,611	3,481	4,754	8,802	11,524
Ratio of expenses (%)	.95	.93	.87	.63	.61
Ratio of net investment income (%)	2.82	.83	.31	1.17	2.81

Class B
Years Ended March 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.0129	.0022	.0008	.0041	.0202
Less: Distributions from net investment income	(.0129)	(.0022)	(.0008)	(.0041)	(.0202)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	1.30	.22[a]	.08[a]	.41[a]	2.04
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in thousands)	203	2,146	4,589	10,897	10,761
Ratio of expenses before expense reductions (%)	2.31	1.84	1.66	1.38	1.36
Ratio of expenses after expense reductions (%)	2.31	1.49	1.12	1.37	1.36
Ratio of net investment income (%)	1.20	.27	.06	.43	2.01
a Total return would have been lower had certain expenses not been reduced.

Class C
Years Ended March 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.0005	.0005	.0008	.0041	.0202
Less: Distributions from net investment income	(.0005)	(.0005)	(.0008)	(.0041)	(.0202)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.05[a]	.05[a]	.08[a]	.41[a]	2.04
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in thousands)	94	98	139	375	679
Ratio of expenses before expense reductions (%)	7.35	5.28	1.54	1.38	1.36
Ratio of expenses after expense reductions (%)	3.65	1.71	1.13	1.37	1.36
Ratio of net investment income (%)	.05	.05	.05	.43	2.16
a Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

Note 1—Organization and Significant Accounting Policies

A. Organization

Cash Reserve Fund, Inc. (the `Fund') is registered under the Investment Company Act of 1940, as amended (the `1940 Act'), as a diversified, open-end management investment company. The Fund is organized as a corporation under the laws of the state of Maryland. The Prime Series (the `Series') is one of the three series the Fund offers to investors.

The Prime Series currently offers five classes of shares to investors: Cash Reserve Prime Shares (`Prime Shares'), DWS Cash Reserve Prime Class A Shares (formerly Scudder Cash Reserve Prime Class A Shares) (`Class A Shares'), DWS Cash Reserve Prime Class B Shares (formerly Scudder Cash Reserve Prime Class B Shares) (`Class B Shares'), DWS Cash Reserve Prime Class C Shares (formerly Scudder Cash Reserve Prime Class C Shares) (`Class C Shares'), and Cash Reserve Prime Institutional Shares (`Prime Institutional Shares'). Class A, Class B and Class C Shares are closed to new investors. Certain detailed information for the Prime Shares and Prime Institutional Shares is provided separately and is available upon request.

All shares have equal rights with respect to voting except that shareholders vote separately on matters affecting their rights as holders of a particular series or class.

The investment objective of the Prime Series is to seek a high level of current income consistent with liquidity and the preservation of capital. Details concerning the Series' investment objectives and policies and the risk factors associated with the Series' investments are described in the Series' Prospectus and Statement of Additional Information.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

B. Security Valuation

Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

C. Securities Transactions and Investment Income

Securities transactions are recorded on trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Dividend income is recorded on the ex-dividend date. Estimated expenses are also accrued daily.

Distribution or service fees and transfer agent fees specifically attributable to a class are allocated to that class. All other expenses, income, gains and losses are allocated among the classes based upon their relative net assets.

D. Distributions

The Fund distributes its net investment income in the form of dividends, which are declared and recorded daily. Accumulated daily dividends are distributed to shareholders monthly.

E. Federal Income Taxes

It is the Fund's policy to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income taxes have been accrued.

F. Repurchase Agreements

The Prime Series may enter into repurchase agreements with certain banks and broker/dealers whereby the Series, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Series has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Series' claims on the collateral may be subject to legal proceedings.

G. Expenses

Expenses of the Fund arising in connection with a specific Series are allocated to that Series. Other Fund expenses which cannot be directly attributed to a Series are apportioned among the Series in the Fund.

H. Contingencies

In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2—Fees and Transactions with Affiliates

Management Agreement. Investment Company Capital Corp. (`ICCC' or the `Advisor'), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Series. The Fund pays the Advisor an annual fee based on its aggregate average daily net assets of the Fund which is calculated daily and paid monthly at the following annual rates: 0.30% of the first $500 million, 0.26% of the next $500 million, 0.25% of the next $500 million, 0.24% of the next $1 billion, 0.23% of the next $1 billion and 0.22% of the amount in excess of $3.5 billion.

In addition, the Advisor is entitled to receive an additional fee with respect to the Prime Series, calculated daily and payable monthly, at the annual rate of 0.02% of the average daily net assets.

Accordingly, for the year ended March 31, 2006, the fee pursuant to the management agreement was equivalent to an annual effective rate of 0.27% of the average daily net assets of the Prime Series.

The Advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. This waiver may be changed or terminated at any time without notice. Under these arrangements, the Advisor waived certain expenses on Class C shares of the Prime Series.

ICCC is the Fund's accounting agent. ICCC has designated DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, to provide the fund accounting services. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the year ended March 31, 2006, the amount charged to the Series by DWS-SFAC aggregated $154,999 of which $13,497 is unpaid at March 31, 2006.

DWS Scudder Investments Service Company (`DWS-SISC'), an affiliate of the Advisor, is the Fund's transfer agent. The Series paid the transfer agent a per account fee that is accrued daily and paid monthly. For the year ended March 31, 2006, the amounts charged to the Series by DWS-SISC were as follows:

	Total Aggregated	Waived	Unpaid at March 31, 2006
Prime Series: Prime Shares	$ 1,505,881	$ —	$ 247,956
Prime Institutional Shares	44,288	—	6,776
Class A Shares	14,146	—	3,528
Class B Shares	11,439	—	1,024
Class C Shares	4,928	3,013	347

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (`DST'), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund.

Typesetting and Filing Service Fees. Under an agreement with Deutsche Investment Management Americas Inc. (`DeIM'), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended March 31, 2006, the amount charged to the Series by DeIM included in the reports to shareholders was as follows:

	Total Aggregated	Unpaid at March 31, 2006
Prime Series	$ 11,840	$ 4,160

Note 3—Directors' Fees and Expenses

As compensation for his or her services, each Independent Director receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Lead Director of the Board and the Chairman of each committee of the Board receives additional compensation for his or her services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Note 4—Distribution and Service Fees

DWS Scudder Distributors, Inc. (`DWS-SDI') is the Fund's Distributor. The Series pays the Distributor an annual fee, pursuant to Rule 12b-1, based on its average daily net assets, which is calculated daily and paid monthly at the following annual rates: 0.25% of the Prime Shares and Class A Shares, and 0.75% of the Class B Shares and Class C Shares average daily net assets. The Fund does not pay fees on the Prime Institutional Shares. For the year ended March 31, 2006, the Distribution Fee was as follows:

	Total Aggregated	Unpaid at March 31, 2006
Prime Series: Prime Shares	$ 5,160,355	$ 474,613
Class A Shares	8,837	807
Class B Shares	8,574	100
Class C Shares	611	61

The Series pays the Distributor a shareholder servicing fee based on the average daily net assets which is calculated daily and paid monthly at the following rates of 0.07% of Prime Shares and 0.25% of Class B and Class C Shares. The Distributor uses this fee to compensate third parties that provide shareholder services to their clients who own shares. For the year ended March 31, 2006, the shareholder servicing fee was as follows:

	Total Aggregated	Unpaid at March 31, 2006
Prime Series: Prime Shares	$ 1,444,899	$ 132,418
Class B Shares	2,858	69
Class C Shares	204	21

Note 5—Expense Reductions

For the year ended March 31, 2006, the Advisor agreed to reimburse the Series $28,730, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2006, the Series' custodian fees were reduced by $1,670 under this arrangement.

Note 6—Share Transactions

The Fund is authorized to issue up to 20.81 billion shares of $.001 par value capital stock (12.66 billion Prime Series, 3.55 billion Treasury Series, 4.25 billion Tax-Free Series and 350 million undesignated). Transactions in capital stock were as follows (at net asset value of $1.00 per share):

	Year Ended March 31, 2006		Year Ended March 31, 2005
Prime Series:	Shares	Dollars	Shares	Dollars
Sold:
Prime Shares	3,394,729,634	$ 3,394,729,634	2,369,013,778	$ 2,369,013,778
Prime Institutional Shares	1,741,672,654	1,741,672,654	1,276,773,498	1,276,773,498
Class A Shares	1,579,179	1,579,179	912,564	912,564
Class B Shares	—	—	12,342	12,342
Class C Shares	50,001	50,001	—	—
Quality Cash Shares*	—	—	1,167	1,167
		$ 5,138,031,468		$ 3,646,713,349
Reinvested:
Prime Shares	62,822,155	$ 62,822,155	25,861,843	$ 25,861,843
Prime Institutional Shares	15,375,957	15,375,957	5,442,840	5,442,840
Class A Shares	85,949	85,949	26,556	26,556
Class B Shares	12,782	12,782	5,377	5,377
Class C Shares	38	38	57	57
Quality Cash Shares*	—	—	436	436
		$ 78,296,881		$ 31,337,109
Redeemed:
Prime Shares	(3,696,951,860)	$ (3,696,951,860)	(2,785,532,643)	$ (2,785,532,643)
Prime Institutional Shares	(1,511,282,337)	(1,511,282,337)	(1,334,563,515)	(1,334,563,515)
Class A Shares	(1,538,017)	(1,538,017)	(2,212,336)	(2,212,336)
Class B Shares	(1,954,001)	(1,954,001)	(2,460,654)	(2,460,654)
Class C Shares	(53,524)	(53,524)	(41,183)	(41,183)
Quality Cash Shares*	—	—	(3,246,195)	(3,246,120)
		$ (5,211,779,739)		$ (4,128,056,451)
Net increase/decrease:
	4,548,610	$ 4,548,610	(450,006,068)	$ (450,005,993)
* Effective May 28, 2004, the last shareholder redeemed their shares in Quality Cash Reserve Prime Shares.

Note 7—Tax Disclosures

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to distribution reclassifications. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Distributions were characterized as follows for tax purposes:

Years Ended	March 31, 2006	March 31, 2005
Prime Series Ordinary income	$ 78,319,971	$ 31,361,743

Note 8—Line of Credit

The Fund and several other affiliated funds (the `Participants') share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Note 9—Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Cash Reserve Fund, Inc. and Shareholders of the Prime Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights included herein present fairly, in all material respects, the financial position of the Prime Series (one of the series constituting the Cash Reserve Fund, Inc. hereafter referred to as the "Series") at March 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
May 18, 2006

Tax Information (Unaudited)

Consult your tax advisor for state specific information.

Other Information

Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Portfolio of Investments

Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.

Regulatory and Litigation Matters

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Directors and Officers

The following information is provided for each Director and Officer of the fund's Board as of March 31, 2006. The first section of the table lists information for each Director who is not an "interested person" of the fund. Information for the Non-Independent Director ("Interested Director") follows. The Interested Director is considered to be an interested person as defined by the 1940 Act because of his employment with either the fund's advisor and/or underwriter. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity. The mailing address for the Directors and Officers with respect to the fund's operations is One South Street, Baltimore, Maryland 21202. Each Director holds office until he or she resigns, is removed or a successor is appointed or elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly appointed and qualified.

Independent Directors
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Martin J. Gruber 7/15/37 Director since 2002	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies), DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds, (February 2004-March 2005) and Director, S.G. Cowen Mutual Funds (January 1985-January 2001).
		51
Richard J. Herring 2/18/46 Director since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	51
Graham E. Jones 1/31/33 Director since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee, Morgan Stanley Asset Management, various funds (1985-2001); Trustee, Weiss, Peck and Greer, various funds (1985-2005); Trustee of various investment companies managed by Sun Capital Advisers, Inc. (1998-2005).	51
Rebecca W. Rimel 4/10/51 Director since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994-present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-present); Director, DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005).	51
Philip Saunders, Jr. 10/11/35 Director since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	51
William N. Searcy, Jr. 9/3/46 Director since 2002	Private investor (since October 2003); Trustee of 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Director, DWS Global High Income Fund, Inc. (since October 2005, DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Pension & Savings Trust Officer, Sprint Corporation (telecommunications) (November 1989-October 2003).	51
Interested Director
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
William N. Shiebler[3] 2/6/42 Director since 2004	Vice Chairman, Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002). Formerly, Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999).	51
Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Michael Colon[5] 12/9/69 President since April 2006	Managing Director[4] and Chief Operating Officer, Deutsche Asset Management (since March 2005); President, DWS Global High Income Fund, Inc. (since April 2006), DWS Global Commodities Stock Fund, Inc. (since April 2006), The Brazil Fund, Inc. (since April 2006), The Korea Fund, Inc. (since April 2006); Chief Operating Officer, Deutsche Bank Alex. Brown (2002-2005); Chief Operating Officer, US Equities Division of Deutsche Bank (2000-2002).

Paul H. Schubert[5] 1/11/63 Chief Financial Officer since 2004 Treasurer since June 2005	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998).

John Millette[6] 8/23/62 Secretary since 2003	Director[4], Deutsche Asset Management.
Patricia DeFilippis[5] 6/21/63 Assistant Secretary since 2005	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003).
Elisa D. Metzger[5] 9/15/62 Assistant Secretary since 2005	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005).
Caroline Pearson[6] 4/1/62 Assistant Secretary since 2002	Managing Director[4], Deutsche Asset Management.
Scott M. McHugh[6] 9/13/71 Assistant Treasurer since 2005	Director[4], Deutsche Asset Management.
Kathleen Sullivan D'Eramo[6] 1/25/57 Assistant Treasurer since 2003	Director[4], Deutsche Asset Management.
John Robbins[5] 4/8/66 Anti-Money Laundering Compliance Officer since 2005	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005).
Philip Gallo[5] 8/2/62 Chief Compliance Officer since 2004	Managing Director[4], Deutsche Asset Management (2003-present). Formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003).
A. Thomas Smith[5] 12/14/56 Chief Legal Officer since 2005	Managing Director[4], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989).

1 Unless otherwise indicated, the mailing address of each Director and officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 Length of time served represents the date that each Director or officer first began serving in that position with this fund.
3 Mr. Shiebler is a Director who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 345 Park Avenue, New York, New York 10154.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, Massachusetts 02110.

The fund's Statement of Additional Information includes additional information about the fund's Directors. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Notes

Notes

Notes

Notes

Notes

DWS
SCUDDER
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

Deutsche Asset Management

DCR-2-abc
[illegible]

ITEM 2.	CODE OF ETHICS.

As of the end of the period, March 31, 2006, Cash Reserve Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. Graham E. Jones. This audit committee member is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

CASH RESERVE FUND, INC.- PRIME SERIES

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended March 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$41,350	$0	$0	$0
2005	$40,800	$225	$3,255	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control

Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended March 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$136,700	$197,605	$0
2005	$490,322	$0	$0

The “Audit-Related Fees” were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures and the above “Tax Fees” were billed in connection with consultation services and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended March 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$0	$197,605	$30,654	$228,259
2005	$3,255	$0	$236,994	$240,249

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD 21202.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prime Shares - Classes A, B and C, a series of Cash Reserve Fund, Inc.

By:	/s/Michael Colon
Michael Colon

President

Date:	May 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	Prime Shares - Classes A, B and C, a series of Cash Reserve Fund, Inc.

By:	/s/Michael Colon
Michael Colon

President

Date:	May 30, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	May 30, 2006